EXHIBIT 99.1

Antero Resources LLC

Unaudited Pro Forma Condensed Consolidated Financial Information

The following pro forma condensed consolidated balance sheet information as of September 30, 2012 is based on the historical financial statements of Antero Resources LLC (the “Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the Company’s sale of its Piceance Basin assets on December 21, 2012 as if the sale had occurred on September 30, 2012.

The unaudited pro forma consolidated statements of income for the nine months ended September 30, 2012 and the years ended December 31, 2011, 2010, and 2009 is based on the historical financial statements of the Company, including certain pro forma adjustments, and assume that the sale of the Piceance Basin assets occurred as of the beginning of the period presented.  Although the Company’s hedge positions related to the Piceance Basin were not conveyed to the buyer, the Company liquidated these positions during the fourth quarter of 2012 and we included a pro forma adjustment as of September 30, 2012 to reflect the liquidation of the hedge positions had that occurred as of September 30, 2012.

The unaudited pro forma consolidated statements of income for the years ended December 31, 2011, 2010, and 2009 also include certain pro forma adjustments to reflect the sale of the Arkoma Basin assets and related commodity hedge positions on June 29, 2012 and assume that sale occurred as of the beginning of the period presented.  The sale of the Arkoma Basin assets is reflected in the Historical Consolidated Balance Sheet as of September 30, 2012 and the Historical Consolidated Statement of Income for the Nine Months Ended September 30, 2012 and no further adjustment is necessary for those periods to reflect the sale of the Arkoma Basin assets.

The unaudited pro forma condensed consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts.  In preparing the pro forma information, the Company eliminated all direct expenses related to the Piceance Basin and Arkoma Basin properties, but did not adjust general and administrative expenses or interest expense.  The pro forma financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the disposition occurred as of the respective dates stated above.  The pro forma adjustments are described in the notes.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the financial statements and notes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Antero Resources LLC

Notes to Unaudited Pro Forma Consolidated Financial Statements

(1)         Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the sale of the Company’s Piceance Basin assets as if it had occurred as of the beginning of the period presented in the pro forma statements of income for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011, 2010, and 2009 and on September 30, 2012 in the pro forma balance sheet.

The unaudited pro forma consolidated financial statements also give effect to the pro forma adjustments necessary to reflect the sale of the Company’s Arkoma Basin assets on June 29, 2012 as if it had occurred as of the beginning of the period presented in the pro forma statements of income for the years ended December 31, 2011, 2010, and 2009.

(2)         Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of income and balance sheet reflect the effect of the following pro forma adjustments:

(a)         Elimination of sales of natural gas, natural gas liquids, oil, gas gathering and processing revenue, and realized and unrealized gains or losses on commodity derivative instruments directly related to the Piceance Basin assets for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011, 2010, and 2009 and for the Arkoma Basin assets for the years ended December 31, 2011, 2010, and 2009.  Gathering and processing revenues in 2010 and 2009 were eliminated as they were associated with Arkoma Basin midstream assets that were sold in 2010.

(b)         Elimination of direct operating expenses and income taxes related to the Piceance Basin assets for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011, 2010, and 2009 and the elimination of direct operating expenses related to the Arkoma Basin assets for the years ended December 31, 2011, 2010, and 2009.

(c)          Effects of the sale of the Piceance Basin oil and gas assets as if the sale had occurred on September 30, 2012.

(d)         Effects of the liquidation of the hedge positions related to the Piceance Basin assets had that liquidation occurred as of September 30, 2012.  The Company liquidated these hedge positions during the fourth quarter of 2012 based on then current commodity prices and received approximately $112 million for the hedge positions.

(e)          The effect on owners’ equity as a result of adjustment (c).

Antero Resources LLC

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2012

		Pro Forma
		Adjustments		Unaudited
		for Piceance Basin		Pro Forma
		Net Assets		Balance
	Historical	Disposed		Sheet
Assets
Current assets:
Cash and cash equivalents	$16,555	—		16,555
Accounts receivable	39,487	—		39,487
Notes receivable - short-term portion	6,222	—		6,222
Accrued revenue	18,609	—		18,609
Derivative instruments	172,123	(43,723	)(d)	128,400
Other	13,860	(5,001	)(c)	8,859
Total current assets	266,856	(48,724)		218,132
Property and equipment:
Natural gas properties, at cost (successful efforts method):
Unproved properties	1,134,725	(99,959	)(c)	1,034,766
Producing properties	2,196,746	(789,752	)(c)	1,406,994
Gathering systems and facilities	133,411	(43,737	)(c)	89,674
Other property and equipment	11,100	—		11,100
	3,475,982	(933,448)		2,542,534
Less accumulated depletion, depreciation, and amortization	(391,227)	254,644	(c)	(136,583)
Property and equipment, net	3,084,755	(678,804)		2,405,951

Derivative instruments	386,957	(73,375	)(d)	313,582
Notes receivable - long-term portion	2,667	—		2,667
Other assets, net	25,034	—		25,034
Total assets	$3,766,269	(800,903)		2,965,366

Liabilities and Equity
Current liabilities:
Accounts payable	$176,888	—		176,888
Accrued liabilities	42,867	—		42,867
Revenue distributions payable	34,748	—		34,748
Advances from joint interest owners	113	—		113
Current income tax liability	15,000	—		15,000
Deferred income tax liability	62,739	—		62,739
Total current liabilities	332,355	—		332,355

Long-term liabilities:
Long-term debt	1,399,091	(425,640	)(c)	973,451
Deferred income tax liability	341,506	—		341,506
Other long-term liabilities	12,545	(4,603	)(c)	7,942
Total liabilities	2,085,497	(430,243)		1,655,254

Equity:
Members’ equity	1,460,947	—		1,460,947
Accumulated earnings	219,825	(370,660	)(e)	(150,835)
Total equity	1,680,772	(370,660)		1,310,112
Total liabilities and equity	$3,766,269	(800,903)		2,965,366

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Income

For the Nine Months Ended September 30, 2012

(in thousands)

		Pro Forma
		Adjustments
		for Activity of		Unaudited
		Piceance Basin		Pro Forma
		Net Assets		Statement of
	Historical	Disposed		Income
Revenue:
Natural gas sales	$184,493	(27,875	)(a)	156,618
Natural gas liquids sales	21,602	(21,602	)(a)	—
Oil sales	19,527	(18,917	)(a)	610
Realized and unrealized gain on commodity derivative instruments	75,912	(23,702	)(a)	52,210
Gain on sale of assets	291,190	—		291,190
Total revenue	592,724	(92,096)		500,628
Operating expenses:
Lease operating expenses	16,123	(12,051	)(b)	4,072
Gathering, compression and transportation	78,888	(21,943	)(b)	56,945
Production taxes	15,191	(4,457	)(b)	10,734
Exploration expenses	8,150	(238	)(b)	7,912
Impairment of unproved properties	4,572	(553	)(b)	4,019
Depletion, depreciation and amortization	106,733	(41,444	)(b)	65,289
Accretion of asset retirement obligations	325	(254	)(b)	71
General and administrative	31,584	—		31,584
Total operating expenses	261,566	(80,940)		180,626
Operating income	331,158	(11,156)		320,002

Interest expense	(71,046)	—		(71,046)
Total other expense	(71,046)	—		(71,046)
Income before income taxes	260,112	(11,156)		248,956
Provision for income taxes	(112,610)	5,781	(b)	(118,391)
Income from continuing operations	147,502	(16,937)		130,565
Income (loss) from results of operations and sale of discontinued operations	(425,536)	—		(425,536)
Net income attributable to Antero equity owners	$(278,034)	(16,937)		(294,971)

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Income

For the Nine Months Ended September 30, 2011

(in thousands)

		Arkoma	Piceance
		Pro Forma	Pro Forma
		Adjustments	Adjustments		Unaudited
		for Activity of	for Activity of		Pro Forma
		Net Assets	Net Assets		Statement of
	Historical	Disposed	Disposed		Income
Revenue:
Natural gas sales	$243,522	(74,725)	(32,553	)(a)	136,244
Natural gas liquids sales	22,065	(7,841)	(14,224	)(a)	—
Oil sales	10,291	(1,067)	(9,066	)(a)	158
Realized and unrealized gain on commodity derivative instruments	234,531	(34,729)	(36,452	)(a)	163,350
Total revenue	510,409	(118,362)	(92,295)		299,752
Operating expenses:
Lease operating expenses	22,556	(5,069)	(13,977	)(b)	3,510
Gathering, compression and transportation	59,472	(22,141)	(12,380	)(b)	24,951
Production taxes	12,587	(446)	(3,790	)(b)	8,351
Exploration expenses	6,538	(636)	(3,359	)(b)	2,543
Impairment of unproved properties	7,934	(1,106)	(3,834	)(b)	2,994
Depletion, depreciation and amortization	117,265	(49,400)	(29,419	)(b)	38,446
Accretion of asset retirement obligations	316	(74)	(187	)(b)	55
General and administrative	21,972	—			21,972
Loss on sale of compressor station	8,700				8,700
Total operating expenses	257,340	(78,872)	(66,946)		111,522
Operating income	253,069	(39,490)	(25,349)		188,230

Interest expense	(51,268)	—	—		(51,268)
Loss on interest derivatives	(94)	—	—		(94)
Total other expense	(51,362)	—	—		(51,362)
Income before income taxes	201,707	(39,490)	(25,349)		136,868
Provision for income taxes	(74,941)	—	—		(74,941)
Net income attributable to Antero equity owners	$126,766	(39,490)	(25,349)		61,927

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Income

For the Year Ended December 31, 2011

(in thousands)

		Pro Forma	Pro Forma
		Adjustments	Adjustments
		for Activity of	for Activity of		Unaudited
		Arkoma Basin	Piceance Basin		Pro Forma
		Net Assets	Net Assets		Statement of
	Historical	Disposed	Disposed		Income
Revenue:
Natural gas sales	$341,834	(100,999)	(45,719	)(a)	195,116
Natural gas liquids sales	34,718	(10,565)	(24,153	)(a)	—
Oil sales	15,442	(1,237)	(14,032	)(a)	173
Realized and unrealized gain on commodity derivative instruments	676,194	(78,984)	(101,146	)(a)	496,064
Total revenue	1,068,188	(191,785)	(185,050)		691,353
Operating expenses:
Lease operating expenses	30,645	(7,088)	(18,949	)(b)	4,608
Gathering, compression and transportation	87,768	(30,575)	(19,878	)(b)	37,315
Production taxes	18,222	(615)	(5,692	)(b)	11,915
Exploration expenses	9,876	(851)	(4,991	)(b)	4,034
Impairment of unproved properties	11,051	(1,490)	(4,897	)(b)	4,664
Depletion, depreciation and amortization	170,521	(71,299)	(43,506	)(b)	55,716
Accretion of asset retirement obligations	435	(101)	(258	)(b)	76
General and administrative	33,342	—	—		33,342
Loss on sale of assets	8,700	—	—		8,700
Total operating expenses	370,560	(112,019)	(98,171)		160,370
Operating income	697,628	(79,766)	(86,879)		530,983
Other expense:
Interest expense	(74,404)	—	—		(74,404)
Realized and unrealized losses on interest derivative instruments	(94)	—	—		(94)
Total other expense	(74,498)	—	—		(74,498)
Income before income taxes	623,130	(79,766)	(86,879)		456,485
Provision for income taxes — benefit (expense)	(230,452)	—	(17,363	)(b)	(213,089)

Net income attributable to Antero equity owners	$392,678	(79,766)	(69,516)		243,396

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Income

For the Year Ended December 31, 2010

(in thousands)

		Pro Forma	Pro Forma
		Adjustments	Adjustments
		for Activity of	for Activity of		Unaudited
		Arkoma Basin	Piceance Basin		Pro Forma
		Net Assets	Net Assets		Statement of
	Historical	Disposed	Disposed		Income
Revenue:
Natural gas sales	$189,713	(97,840)	(44,481	)(a)	47,392
Natural gas liquids sales	8,278	(8,278)	—	(a)	—
Oil sales	8,471	(1,834)	(6,598	)(a)	39
Realized and unrealized gain on commodity derivative instruments	244,284	(87,775)	(78,910	)(a)	77,599
Gas gathering and processing revenue	20,554	(20,554)	—	(a)	—
Gain on sale of Oklahoma midsteam assets	147,559	(147,559)	—	(a)	—
Total revenue	618,859	(363,840)	(129,989)		125,030
Operating expenses:
Lease operating expenses	25,511	(9,664)	(14,689	)(b)	1,158
Gathering, compression and transportation	45,809	(27,475)	(9,097	)(b)	9,237
Production taxes	8,777	(2,901)	(2,991	)(b)	2,885
Exploration expenses	24,794	(3,428)	(19,016	)(b)	2,350
Impairment of unproved properties	35,859	(27,974)	(1,809	)(b)	6,076
Depletion, depreciation and amortization	133,955	(75,719)	(39,714	)(b)	18,522
Accretion of asset retirement obligations	317	(85)	(221	)(b)	11
Expenses related to business acquisition	2,544	—	—		2,544
General and administrative	21,952	—	—		21,952
Total operating expenses	299,518	(147,246)	(87,537)		64,735
Operating income	319,341	(216,594)	(42,452)		60,295
Other expense:
Interest expense	(56,463)	—	—		(56,463)
Realized and unrealized losses on interest derivative instruments	(2,677)	—	—		(2,677)
Total other expense	(59,140)	—	—		(59,140)
Income before income taxes	260,201	(216,594)	(42,452)		1,155
Provision for income taxes — benefit (expense)	(30,009)	(1,205)	—	(b)	(28,804)
Net income	230,192	(215,389)	(42,452)		(27,649)
Noncontrolling interest in net income of consolidated subsidiary	(1,564)	(1,564)	—	(b)
Net income attributable to Antero equity owners	$228,628	(213,825)	(42,452)		(27,649)

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2009

(in thousands)

		Pro Forma	Pro Forma
		Adjustments	Adjustments
		for Activity of	for Activity of		Unaudited
		Arkoma Basin	Piceance Basin		Pro Forma
		Net Assets	Net Assets		Statement of
	Historical	Disposed	Disposed		Income
Revenue:
Natural gas sales	$116,329	(81,015)	(33,062	)(a)	2,252
Natural gas liquids sales	7,586	(7,586)	—	(a)	—
Oil sales	5,706	(1,733)	(3,973	)(a)	—
Realized and unrealized gain on commodity derivative instruments	55,364	(38,952)	(12,502	)(a)	3,910
Gas gathering and processing revenue	23,005	(23,005)	—	(a)	—
Total revenue	207,990	(152,291)	(49,537)		6,162
Operating expenses:
Lease operating expenses	17,606	(5,336)	(12,242	)(b)	28
Gathering, compression and transportation	28,190	(22,265)	(5,504	)(b)	421
Production taxes	4,940	(3,233)	(1,579	)(b)	128
Exploration expenses	10,228	(4,916)	(3,217	)(b)	2,095
Impairment of unproved properties	54,204	(51,428)	(2,676	)(b)	100
Depletion, depreciation and amortization	139,813	(88,118)	(49,989	)(b)	1,706
Accretion of asset retirement obligations	265	(73)	(192	)(b)	—
General and administrative	20,843	—			20,843
Total operating expenses	276,089	(175,369)	(75,399)		25,321
Operating income (loss)	(68,099)	23,078	25,862		(19,159)
Other expense:
Interest expense	(36,053)	—	—		(36,053)
Realized and unrealized losses on interest derivative instruments	(4,985)	—	—		(4,985)
Total other expense	(41,038)	—	—		(41,038)
Loss before income taxes	(109,137)	23,078	25,862		(60,197)
Provision for income taxes — benefit	2,605	(424)	3,029	(b)	—
Net loss	(106,532)	23,502	22,833		(60,197)
Noncontrolling interest in net loss of consolidated subsidiary	363	363	—	(b)	—
Net losss attributable to Antero equity owners	$(106,169)	23,139	22,833		(60,197)